Shareholder: The Victory Prospectus for the Real Estate Fund is being revised to reflect changes in the portfolio management of the Fund. The information in this Supplement is important and is part of your Prospectus.

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                             The Victory Portfolios

                                  Balanced Fund
                                Convertible Fund
                                Real Estate Fund

                         Supplement dated April 11, 2002
                      To the Prospectus dated March 1, 2002

1. On page 23, under "Organization and Management of the Funds," replace the last paragraph with the following:

      Patrice Derrington is the senior portfolio manager of the Real Estate Fund, and Carolyn Rains is the co-portfolio manager. Together they are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Derrington has been the Fund's portfolio manager since its inception. (Prior to February 27, 2001, she was co-portfolio manager.) Ms. Derrington is a Managing Director and Senior Portfolio Manager of the Adviser, and has been associated with the Adviser or its affiliates since 1996. Prior to that, she was a Vice President, Real Estate Finance, of Chemical Bank. Since April 2002, Ms. Derrington has also served as Vice President of Corporate Development for the Lower Manhattan Development Corp., an organization established to oversee reconstruction of the World Trade Center site in New York City. Ms. Rains has been the Fund's co-portfolio manager since April 1, 2002. Ms. Rains is a Portfolio Manager Associate of the Adviser and has been with the Adviser or an affiliate since 1998. Prior to that, she served as an Assistant Manager, Credit Management for Chase Manhattan Bank.















      Please insert this Supplement in the front of your Prospectus. If you would like to obtain additional information, please call the Victory Funds at 800-539-3863.




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